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                                                                  Exhibit 10.1.2

                                  BAKER CENTER
                             LEASE OF OFFICE SPACE

DATE:              AUGUST 14, 1996

BETWEEN:           ST. PAUL PROPERTIES, INC.
(address)          435 Peavey Building
                   730 Second Avenue South
                   Minneapolis, MN 55402                          ("Landlord")

AND                ADVANCED TELECOMMUNICATIONS, INC.
(address)          410 Peavey Building
                   730 Second Avenue South
                   Minneapolis, MN 55402

                                                                  ("Tenant")

FOR PREMISES IN: Peavey Building, Minneapolis, MN

LANDLORD AND TENANT, in consideration of the covenants herein contained, hereby agree as follows:

ARTICLE 1.00 DEFINITIONS

1.01  Definitions In this Lease:

      (a) "Annual Rent" means the amount payable by Tenant to Landlord in respect of each year of the Term under Article 4.01.

      (b)   "Article" means an article of this Lease.

      (c) "Commencement Date" means the date set forth in Article 3.01 as the first day of the Term.

      (d)   "Exhibit A" means the plan(s) attached hereto as Exhibit A.

      (e) "Exhibit B" means the provisions relating to Occupancy Costs and other matters attached hereto as Exhibit B.

      (f) "Exhibit C" means the Rules and Regulations attached hereto as Exhibit C.

      (g) "Expiration Date" means the date set forth in Article 3.01 as the last day of the Term.

      (h) "Fiscal Year" means the calendar year unless Landlord elects by thirty (30) days' notice to Tenant that Fiscal Year shall mean a twelve-month period from time to time determined by Landlord, with concurrence of the appropriate taxation authorities, at the end of which Landlord's books are balanced for auditing or taxation purposes.

      (i) "Lease" means this lease, Exhibits A, B, C and (if attached) D to this lease, and every properly executed instrument which by its terms amends, modifies or supplements this lease.

      (j)   "Occupancy Costs" means amounts payable by Tenant to Landlord under
            Article 4.02.

      (k)   "Other Charges" means amounts payable by Tenant to Landlord under
            Article 4.03.


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      (l)   "Premises" means the area on the 4th floor of the Building as indicated on Exhibit A. hereby deemed to contain 3.337 square feet, plus for calculation of Rent only, an additional 400 square feet of unallocated space in the Building.

      (m) "Rent" means the aggregate of all amounts payable by Tenant to Landlord under Articles 4.01, 4.02 and 4.03.

      (n)   "Term" means the period of time set out in Article 3.01.

      Other words and phrases are defined in Exhibit B.

ARTICLE 2.00 GRANT OF LEASE

2.01 Grant Landlord hereby demises and leases the Premises to Tenant, and Tenant hereby leases and accepts the Premises from Landlord, to have and to hold during the Term, subject to the terms, covenants and conditions of this Lease.

2.02 Quiet Enjoyment So long as tenant observes and performs all of the terms, covenants and conditions to be observed and performed by Tenant under this Lease, tenant shall quietly have, hold and enjoy possession of the Premises during the Term subject to the terms and conditions of this Lease.

2.03 Covenants of Landlord and Tenant Landlord covenants to observe and perform all of the terms and conditions to be observed and performed by Landlord under this Lease. Tenant covenants to pay the Rent when due under this Lease, and to observe and perform all of the terms and conditions to be observed and performed by Tenant under this Lease.

ARTICLE 3.00 TERM AND POSSESSION

3.01 Term Notwithstanding Articles 3.02 and 3.03, the term of this Lease shall be five (5) years, sixteen (16) days, beginning on the fifteenth day of the month of September, 1996 and ending on the last day of the month of September, 2001, unless terminated earlier as provided in this Lease.

3.02 Early Occupancy If Tenant begins to conduct business in all or any portion of the Premises before the Commencement Date, Tenant shall pay to Landlord on the Commencement Date a rental in respect thereof for the period from the date Tenant begins to conduct business therein to the Commencement Date, which rental shall be that proportion of Rent for one calendar year which the number of days in such period bears to 365. Except where clearly inappropriate, the provisions of this Lease shall be applicable during such period.

3.03 Delayed Possession If Landlord is delayed in delivering possession of all or any portion of the Premises on the date (not later than one year after the Commencement Date) when Landlord delivers possession of all of the Premises. This Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting from any delay in delivering possession of the Premises to Tenant nor shall any delay be construed in any way to affect the Expiration Date, but unless such delay is principally caused by or attributable to Tenant, its servants, agents or independent contractors, no Rent shall be payable by Tenant for the period prior to the date on which Landlord can so deliver possession of all of the Premises, unless Tenant elects to take possession of a portion of the Premises whereupon Rent shall be payable in respect of that portion from the date such possession is so taken.

3.04 Acceptance of Premises Taking possession of all or any portion of the Premises by Tenant shall be rebuttal evidence as against Tenant that the Premises or such portion thereof are in satisfactory condition on the date of taking possession.

ARTICLE 4.00 RENT AND OCCUPANCY COSTS

4.01 Annual Rent Tenant shall pay to Landlord as Annual Rent for the Premises the annual sum of twenty-two thousand four hundred twenty-two dollars and no/100 ($22,422.00) in respect to the period from and including the Commencement Date through September 30, 1997; twenty-six thousand one hundred fifty-nine dollars and no/100 ($26,159.00) in respect to the period October 1, 1997 through September 30, 1998; thirty-three thousand six hundred thirty-three dollars and no/l00 ($33,633.00) in respect to the period October 1, 1998 through September 30, 1999; and forty-four thousand eight hundred forty-four dollars and no/l00 ($44,844.00) in respect to the period October 1, 1999 through September 30, 2001.


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      payable in advance and without notice in monthly installments (each equal to one-twelfth of the Annual Rent) on the Commencement Date and on the first day of each calendar month thereafter during the term.

4.02 Occupancy Costs Tenant shall pay to Landlord, at the times and in the manner provided in Article 4.06, the Occupancy Costs (if any) determined under Exhibit B.

4.03 Other Charges Tenant shall pay to Landlord, at the times and in the manner provided in this Lease or, if not so provided, as reasonably required by Landlord, all amounts (other than that payable under Articles
      4.01 and 4.02 which are payable by Tenant to Landlord under this Lease).

4.04 Payment of Rent-General All amounts payable by Tenant to Landlord under this Lease shall be deemed to be Rent and shall be payable and recoverable as Rent in the manner herein provided, and Landlord shall have all rights against Tenant for default in any such payment as in the case of arrears of rent. Rent shall be paid to Landlord without deduction or set-off in legal tender of the jurisdiction in which the Building is located, at the address of Landlord as set forth in the beginning of this Lease, or to such other person or at such other address as Landlord may from time to time designate in writing. Tenant's obligation to pay Rent shall survive the expiration or earlier termination of this Lease.

4.05 Annual Rent - Partial Months If the Term begins on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the installment of Annual Rent payable in respect of that calendar month shall be that proportion of the Annual Rent which the number of days in that calendar month which fall within the Term bears to 365.

4.06  Payment - Occupancy Costs

      (a) Unless delayed by causes beyond Landlord's reasonable control, prior to the Commencement Date and the beginning of each Fiscal Year thereafter, Landlord shall compute and deliver to Tenant a bona fide estimate of Occupancy Costs for the appropriate Fiscal Year. Without further notice Tenant shall pay to Landlord in monthly installments one-twelfth of such estimate simultaneously with Tenant's payments of Annual Rent during such Fiscal Year.

      (b) Landlord may at any time during a Fiscal Year compute and deliver to Tenant a revised bona fide estimate of Occupancy Costs for that Fiscal Year, together with Landlord's determination of the adjustment to Tenant's monthly installments of Occupancy Costs for that Fiscal Year to fully recover the revised estimate of Occupancy Costs in that Fiscal Year. Without further notice, Tenant shall pay to Landlord monthly installments of Occupancy Costs in accordance with that adjustment.

      (c) Unless delayed by causes beyond Landlord's reasonable control, Landlord shall deliver to Tenant within one hundred twenty (120) days after the end of each Fiscal Year a written statement (the "statement") setting out in reasonable detail the amount of Occupancy Costs for such Fiscal Year and certified to be correct by an officer of Landlord. If the aggregate of monthly installments of Occupancy Costs actually paid by Tenant to Landlord during such Fiscal Year differs from the amount of Occupancy Costs payable for such Fiscal Year under Article 4.02, Tenant shall pay, or if Tenant is not then in default under this Lease beyond the applicable grace period, Landlord shall refund the difference (as the case may be) without interest within thirty (30) days after the date of delivery of the Statement.

      (d) If Landlord and Tenant disagree on the accuracy of Occupancy Costs as set forth in the Statement, Tenant shall nevertheless make payment in accordance with any notice given by Landlord, and Landlord shall immediately refer the disagreement to a public accountant, architect, insurance broker or other professional consultant selected by Landlord and approved by Tenant, which approval will not be unreasonably withheld, who shall be deemed to be acting as an expert and not an arbitrator, and a determination signed by the selected expert shall be final and binding on both Landlord and Tenant. Any adjustment required to any previous payment made by Tenant or Landlord by reason of any such decision shall be made within fourteen (14) days thereof, and the party required to make payment under such adjustment shall bear all costs of the expert making such decision, except where that payment represents 3% or less of the Occupancy Costs that were the subject of the disagreement in which case Tenant shall bear all costs.


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      (e)   Neither party may claim re-adjustment in respect of occupancy Costs for a Fiscal Year if based upon any error of computation or allocation except by notice delivered to the other party within six months after the date of delivery of the Statement.

ARTICLE 5.00 USE OF PREMISES

5.01 Use The Premises shall be used and occupied only as executive, administrative, and general business offices of Tenant or for such other purpose as Landlord may specifically authorize in writing.

5.02 Compliance The Premises shall be used and occupied in a prudent, safe, careful and proper manner and in such manner as not to contravene any present or future governmental or quasi-governmental laws in force or regulations or orders, or to make void or voidable any insurance on the Building. If, due to Tenant's non-compliance with the foregoing sentence, Landlord's insurance carrier(s) reasonably imposes an increased or extra premium for Landlord's insurance on the Building, Tenant shall pay such increased or extra premium. If, due solely to Tenant's use of the Premises, improvements are necessary to comply with any of the foregoing or with the requirements of insurance carriers, Landlord, or Tenant at Landlord's election, shall make such improvements and, in either event, Tenant shall pay the entire cost thereof. Any such improvements by Tenant shall comply with the provisions of Article 7.04.

5.03 Abandonment Tenant shall not vacate or abandon the Premises at any time during the Term without Landlord's prior written consent.

5.04 Nuisance Tenant shall not cause or maintain any nuisance in or about the Premises, and shall keep the Premises free of debris, rodents, vermin and anything of a dangerous, noxious or offensive nature or which could create a fire hazard (through undue load on electrical circuits or otherwise) or undue vibration, heat, odor or noise.

ARTICLE 6.00 SERVICES, MAINTENANCE, REPAIR AND ALTERATIONS BY Landlord

6.01 Operation of Building During the Term Landlord shall operate and maintain the Building in accordance with all applicable laws and regulations and with standards from time to time prevailing for first-class office buildings in the area in which the Building is located and, subject to participation by Tenant by payment of Occupancy Costs under Article 4.02, shall provide the services set out in Articles 6.02 and 6.03.

6.02  Services to Premises  Landlord shall provide in the Premises:

      (a) heat, ventilation and cooling as required for the comfortable use and occupancy of the Premises during normal business hours,

      (b) janitor services, including window washing. Monday through Friday, excluding holidays, as reasonably required to keep the Premises in a clean and wholesome condition, provided that Tenant shall leave the Premises in a reasonably orderly condition at the end of each business day, and

      (c)   maintenance, repair and replacement as set out in Article 6.04.

6.03 Building Services  Landlord shall provide in the Building:

      (a) domestic running water and necessary supplies in washrooms sufficient for the normal use thereof by occupants in the Building.

      (b) access to and egress from the Premises, including elevator or escalator service if included in the Building,

      (c) heat, ventilation, cooling, lighting, electric power, domestic running water, and janitor service in those areas of the Building from time to time designated by Landlord for use during normal business hours by Tenant in common with all tenants and other persons in the Building but under the exclusive control of Landlord,


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      (d)   a general directory board on which Tenant shall be entitled to have shown, provided that Landlord shall have exclusive control thereof and of the space thereon to be allocated to each tenant, and

      (e)   maintenance, repair, and replacement as set out in Article 6.04.

6.04 Maintenance, Repair and Replacement Landlord shall operate, maintain, repair and replace the systems, facilities and equipment necessary for the proper operation of the Building and for provision of Landlord's services under Articles 6.02 and 6.03 (except such systems, facilities and equipment as may be installed by or be the property of Tenant) and shall be responsible for and shall maintain and repair the foundations, structure and roof of the Building and repair damage to the Building which Landlord is obligated to insure against under Article 9.00, provided that

      (a) if all or part of such systems, facilities or equipment is destroyed, damaged, impaired or taken by condemnation, Landlord shall have a reasonable time in which to complete the necessary repair or replacement, and during that time shall be required only to maintain such services as are reasonably possible in the circumstances, and

      (b) Landlord may temporarily reduce or discontinue such services or any of them at such times as may be reasonably necessary due to causes (except lack of funds) beyond the reasonable control of Landlord.

6.05  Additional Services

      (a) If from time to time requested in writing by Tenant and to the extent that it is reasonably able, Landlord shall endeavor to provide in the Premises services in addition to those set out in
            Article 6.02, provided that Tenant shall within ten (10) days of receipt of any statement for any such additional service pay Landlord therefore at such rates as Landlord may from time to time reasonably establish. So long as Landlord is entitled to terminate this Lease, Landlord may terminate any such additional services.

      (b) If electricity is provided by Landlord under Article 7.02(b), Landlord will pay the cost thereof and will apportion such costs among the users based on meter readings for the Premises or, if the Premises are not separately metered, according to the proportion of each user's floor space to the total floor space of all users on a common meter with the Premises. Upon receipt of Landlord's statement of apportionment, Tenant shall reimburse Landlord for the amounts which Tenant is shown thereon to be liable to Landlord.

      (c) Tenant shall not without Landlord's prior written consent, which consent will not be unreasonably withheld, install in the Premises equipment (including telephone equipment) which generates sufficient heat to affect the temperature otherwise maintained in the Premises by the air conditioning system as normally operated. If Tenant installs such equipment, Landlord may install supplementary air conditioning units, facilities or services in the Premises, or modify its air conditioning system, as may in Landlords reasonable opinion be required to maintain proper temperature levels, and Tenant shall pay Landlord the cost thereof (including, without limitation, installation, operation and maintenance expenses) within ten (10) days of receipt of notice from Landlord.

      (d) If Landlord shall from time to time reasonably determine that the use of electricity or any other utility or service in the Premises is disproportionate to the use of other tenants, Landlord may separately charge Tenant for the excess costs attributable to such disproportionate use. In the event of such determination, Landlord may also install and maintain, at Tenant's expense, metering devices for determining the use of any such utility or service in the Premises.

6.06  Alterations by Landlord  Landlord may from time to time

      (a) make repairs, replacements, changes or additions to the structure, systems, facilities and equipment in the Premises where necessary to serve the Premises or other parts of the Building or Project.

      (b) make changes in or additions to any part of the Building or Project not in or forming part of the Premises and

      (c) change or alter the location of those areas of the Building, or Project from time to time designated by Landlord for use during Normal Business Hours for the Building by Tenant in common with all tenants and other persons in the Building but under the exclusive control of Landlord,


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      provided that, subject to Article 6.04, Landlord shall not disturb or interfere with Tenant's use of the Premises and operation of its business any more than is reasonably necessary under the circumstances and shall repair any damage to the Premises caused thereby.

6.07 Access by Landlord Tenant shall permit Landlord to enter the Premises outside normal business hours and during normal business hours where such will not reasonably disturb or interfere with Tenant's use of the Premises and operation of his business, to examine and inspect the Premises and show the Premises to any prospective purchaser or mortgagee of the Building or person wishing to lease them, to provide services or make repairs, replacements, changes or alterations as set out in this Lease, and to take such steps as Landlord may deem necessary for the safety, improvement or preservation of the Premises, the Building, or the Project. Landlord shall, to the extent reasonably possible, consult with or give notice to Tenant prior to such entry, and no such entry shall constitute an eviction or entitle Tenant to any abatement of Rent.

6.08 Energy, Conservation and Security Policies Landlord shall be deemed to have observed and performed the terms and conditions to be performed by Landlord under this Lease, including those relating to the provision of utilities and services, if in doing so it acts in accordance with a directive, policy or request of a governmental or quasi-governmental authority serving the public interest in the fields of energy, conservation or security.

6.09  Limitation

      (a) Landlord shall use reasonable diligence in carrying out its obligations under Article 6.00, but shall not be liable under any circumstances for any consequential damage to any person or property for any failure to carry out such obligations.

      (b)   No reduction or discontinuance of any services under this Article
            6.00 shall be construed as an eviction of Tenant or (except as specifically provided in this Lease) release Tenant from any obligation of Tenant under this Lease.

      (c) Nothing contained in this Article 6.00 shall derogate from the provisions of Article 15.00 or Article 16.00.

ARTICLE 7.00 UTILITIES, MAINTENANCE, REPAIR AND ALTERATIONS BY TENANT

7.01 Condition of Premises Except to the extent to Landlord is specifically responsible therefore under this Lease, Tenant shall maintain the Premises and all improvements therein in good order and condition, including

      (a) repainting and redecorating the Premises and cleaning drapes and carpets at reasonable intervals as needed, and

      (b) making repairs, replacements and alterations as needed, including those necessary to comply with the requirements of any governmental or quasi-governmental authority having jurisdiction over the Premises.

7.02  Electricity

      (a) During the term, Tenant shall provide in the Premises at its own expense all electricity required in the Premises, except electricity required for such heat, ventilation and cooling of the Premises as shall be the Landlord's responsibility under Article 6.02(a).

      (b) If during the Term the electrical utility serving the Building ceases to make electricity directly available to Tenant, Landlord shall connect Tenant's electrical service to the Building system at Tenant's cost and expense and, to the extent such utility makes electricity available to Landlord, shall provide electrical power in the Premises as an additional service in accordance with the conditions of Article 6.05.

7.03 Failure to Maintain Premises If Tenant fails to perform any obligation under Article 7.01, then on not less than ten (10) days' notice to Tenant (or without notice in an emergency). Landlord may enter the Premises and perform such obligation without liability to Tenant for any loss or damage to Tenant thereby incurred, and Tenant shall pay Landlord for the cost thereof, plus 20% of such cost for overhead and supervision, within ten
      (10) days of notice from Landlord of such cost.


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7.04  Alterations by Tenant  Tenant may from time to time at its own expense make non-structural changes, additions and improvements in the Premises to better adapt the same to its business, provided that any such change, addition or improvement shall

      (a) comply with the requirements of any governmental or quasi-governmental authority having jurisdiction.

      (b) be made only with the prior written consent of Landlord, which consent will not be unreasonably withheld,

      (c)   equal or exceed the then current standard for the Building, and

      (d) be carried out only by persons selected by Tenant and approved in writing by Landlord, which approval will not be unreasonably withheld, who shall if required by Landlord deliver to Landlord before commencement of the work performance and payment bonds as well as proof of worker's compensation and public liability and property damage insurance coverage, with Landlord names as an additional insured, in amounts with companies, and in forms reasonably satisfactory to Landlord, which shall remain in effect during the entire period in which the work will be carried out.

            Any increase in property taxes on or fire or casualty insurance premiums for the Building attributable to such change, addition or improvements shall be borne by Tenant.

7.05 Trade Fixtures and Personal Property Tenant may install in the Premises its usual trade fixtures and personal property in a proper manner, provided that no such installation shall interfere with or damage the mechanical or electrical systems or the structure of the Building. Trade fixtures and personal property installed in the Premises by Tenant may be removed from the Premises

      (a) from time to time in the ordinary course of Tenant's business or in the course of reconstruction, renovation or alteration of the Premises by Tenant, and

      (b)   during a reasonable period prior to the expiration of the Term,

      provided that Tenant conducts such installation and removal in a manner which does not unreasonably interfere with the rights of other tenants in the Building and otherwise in compliance with any Rules and Regulations promulgated under Article 14.00, and Tenant promptly repairs at its own expense any damage to the Premises, Building or Project resulting from such installation and removal.

7.06 Mechanic Liens Tenant shall pay before delinquency all costs for work done or caused to be done by Tenant in the Premises which could result in any lien or encumbrance on Landlord's interest in the land and Building or any part thereof or on Tenant's interest in the Premises, shall keep the title to the Land and Building and every part thereof free and clear of any lien or encumbrance in respect of such work and shall indemnify and hold harmless Landlord against any claim, loss, cost, demand and legal or other expense, whether in respect of any lien or otherwise, arising out of the supply of materials, services or labor for such work. Tenant shall immediately notify Landlord of any such lien, claim of lien or other action of which it has or reasonably should have knowledge and which affects the title to the Land or Building or any part thereof or to Tenant's interest in the Premises, and shall cause the same to be removed within five (5) days (or such additional time as Landlord may reasonably consent to in writing) failing which Landlord may take such action as Landlord deems necessary to remove the same and the entire cost thereof shall be immediately due and payable by Tenant to Landlord.

7.07 Signs Any sign, lettering or design of Tenant which is visible from the exterior of the Premises shall be a Tenant's expense and subject to approval by Landlord, and shall conform to the uniform pattern of identification signs for tenants in the Building as prescribed by Landlord, Tenant shall not inscribe or affix any sign, lettering or design in the Premises or Building which is visible from the exterior of the Building.

ARTICLE 8.00 TAXES

8.01 Landlord's Taxes Landlord shall pay before delinquency (with participation by Tenant by payment of Occupancy Costs under Article 4.02) every real estate tax, assessment, license fee and other charge, excepting Tenant's Taxes under Article 4.02) every real estate tax, assessment, license fee and other charge, excepting Tenant's Taxes under Article 8.02 which is imposed,


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      levied, assessed or charged by any governmental or quasi-governmental authority having jurisdiction and which is payable in respect of the Term upon or on account of the Land or Building.

8.02 Tenant's Taxes Tenant shall pay before delinquency every tax, assessment, license fee, excise and other charge, however described, which is imposed, levied, assessed or charged by any governmental or quasi-governmental authority having jurisdiction and which is payable in respect of the Term upon or on account of

      (a) operations at, occupancy of, or conduct of business in or from the Premises by or with the permission of Tenant,

      (b) fixtures or personal property in the Premises which do not belong to the Landlord, and

      (c) the Rent paid or payable by Tenant to Landlord for the Premises or for the use and occupancy of all or any part thereof;

      provided that if it is a rent or similar tax and Landlord so elects by notice to Tenant, Tenant shall add any amounts payable under this Article
      8.02 to the monthly installments of Annual Rent payable under Article 4.01 and Landlord shall remit such amounts to the appropriate authorities.

8.03 Right to Contest Landlord and Tenant shall each have the right to contest in good faith the validity or amount of any tax, assessment, license fee, excise fee and any other charge which it is responsible to pay under this
      Article 8.00, provided that no contest by Tenant may involve the possibility of forfeiture, sale or disturbance of Landlord's interest in the Premises. Building or Project and that upon the final determination of any contest by Tenant, Tenant shall immediately pay and satisfy the amount found to be due, together with any costs, penalties and interest.

ARTICLE 9.00 INSURANCE

9.01 Landlord's Insurance During the Term, Landlord shall maintain at its own expense (with participation by Tenant by payment of Occupancy Costs under Article 4.01) liability insurance, fire insurance with extended coverage, boiler and pressure vessel insurance, and other insurance on the Building and all property and interest of Landlord in the Building with coverage and in amounts not less than those which are from time to time reasonably acceptable to a prudent owner in the area in which the Building is located. Policies for such insurance shall waive, to the extent available from Landlord's insurance carrier(s) any right of subrogation against Tenant. If there shall be an additional charge for such waiver, Tenant shall promptly pay the same upon demand by Landlord.

9.02 Tenant's Insurance During the Term, Tenant shall maintain at its own expense

      (a) fire insurance with extended coverage and water damage insurance in amounts sufficient to fully cover Tenant's improvements and all property in the Premises which is not owned by Landlord, and

      (b) liability insurance, with Landlord named as an additional insured, against claims for death, personal injury and property damage in or about the Premises, in amounts which are not less than those from time to time acceptable to a prudent tenant in the community in which the Building is located, but in no event less than One Million Dollars ($1,000,000) for death, illness or injury to any one or more persons, and Five Hundred Thousand Dollars ($500,000) for property damage, in respect of each occurrence.

      Policies for such insurance shall be in a form and with an insurer reasonably acceptable to Landlord, shall require at least fifteen (15) days' written notice to Landlord of termination or material alteration during the Term, and shall waive, to the extent available from Tenant's insurance carriers, any right of subrogation against Landlord. If there shall be an additional charge for such waiver, Landlord shall promptly pay the same upon demand by Tenant. If requested by Landlord, Tenant shall from time to time promptly deliver to Landlord certified copies or other evidence of such policies acceptable to Landlord, and evidence satisfactory to Landlord that all premiums thereon have been paid and the policies are in full force and effect.

ARTICLE 10.00 INJURY TO PERSON OR PROPERTY


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

10.01 Indemnity by Tenant Tenant shall indemnify and hold harmless Landlord from and against every demand, claim, cause of action, judgment and expense (including attorney's fees), and all loss and damage arising from

      (a) any injury or damage to the person or property of Tenant, any other tenant in the Project or to any other person in the Project, where the injury or damage is caused by negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the Premises under express or implied invitation of Tenant, or results from the violation of laws or ordinances, governmental orders of any kind or of the provisions of this Lease by any of the foregoing parties,

      (b) any loss or damage, however caused, to books, records, files, money, securities, negotiable instruments or papers in or about the Premises,

      (c) any loss or damage, resulting from interference with or obstruction of deliveries to or from the Premises, and

      (d) any injury or damage not specified above to the person or property of Tenant, its agents, servants or employees, or any other person entering upon the Premises under express or implied invitation of Tenant, where the injury or damage is caused by any reason other than the negligence of misconduct of Landlord, its agents, servants, or employees.

10.02 Subrogation The provisions of this Article 10.00 are subject to the waiver of any right of subrogation against Tenant in Landlord's Insurance Under Article 9.01 and to the waiver of any right of subrogation against Landlord in Tenant's Insurance under Article 9.02.

ARTICLE 11.00 ASSIGNMENT AND SUBLETTING

11.01 Assignment Tenant may assign this Lease with Landlord's prior written consent, which consent will not be unreasonably withheld.

      (a) to an assignee who is a purchaser of all or substantially all of the assets of Tenant, a parent or wholly owned subsidiary of Tenant, a company which results from the reconstruction, consolidation or merger of Tenant, or a partnership in which Tenant (or not less than one-half of the principals thereof) has a greater than 50% interest, provided that consent will not be required if the assignment is for a good business purpose and not principally for the purpose of transferring this Lease and (except for an assignment to a subsidiary of Tenant) the net worth of the assignee immediately following the assignment is not less than the net worth of the Tenant on the Commencement Date or immediately prior to the assignment, whichever is greater, or

      (b) subject to the Article 11.03, to any other assignee who, in Landlord's reasonable opinion, will not be inconsistent with the dignity, character and standards of the Building and its other tenants.

11.02 Subleasing Tenant may sublet all or any part of the Premises with Landlords prior written consent, which consent will not be unreasonably withheld.

      (a) to a sublessee who is a parent or wholly owned subsidiary of Tenant and is consistent with the dignity, character and standards of the Building and its other tenants, and only for such period as it remains a parent or wholly owned subsidiary of Tenant, or

      (b) subject to Article 11.03, to any other sublessee who, in Landlord's reasonable opinion, will not be inconsistent with the dignity, character and standards of the Building and its other tenants.

11.03 First Offer

      (a) If Tenant wishes to assign this Lease or sublet all or any part of the Premises (except as set out in Article 11.01(a) or 11.02(a) to a named third party, Tenant shall first offer in writing to assign or sublet (as the case may be) to Landlord. Such first offer shall contain the terms of Tenant's proposed assignment or subletting. Any such first offer shall be deemed to be rejected unless within thirty
            (30) days of receipt thereof Landlord delivers written notice of acceptance to Tenant.


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

      (b) If Landlord accepts Tenants offer, Tenant shall assign this Lease to Landlord or sublet the proposed space to Landlord without cost, such assignment or subletting to be effective on the date and for the periods of time set forth in Tenant's notice, provided the effective date shall not be sooner than forty-five (45) days after the giving of Tenant's offer.

      (c) Any sublease to Landlord will be on the same terms and conditions as provided in this Lease except that

            (i) Rent shall be the Rent (on a square-foot basis) provided in this Lease, or the rent Tenant's proposed sublessee would have paid, whichever is less,

            (ii) Landlord may assign the sublease or further sublet all or any part of the space without Tenant's consent, and

            (iii) Landlord may make changes, additions, alterations or improvements (structural or otherwise to the space provided that Landlord shall be required to restore the space to its condition immediately prior to the commencement of the sublease to the same extent as Tenant's proposed sublessee would have been required to do so.

11.04 Limitation  No assignment or sublease which is permitted under this
      Article 11.00 shall be effective until Tenant delivers a copy of the executed instrument to Landlord. Except as specifically provided in this
      Article 11.00, Tenant shall not assign or transfer this Lease or any interest therein or in any way part with possession of all or any part of the Premises, or permit all or any part of the Premises to be used or occupied by any other person. Any assignment, transfer or subletting or purported assignment, transfer or subletting except as specifically provided herein shall be null and void and of no force and effect. Landlord shall not be required to consent to an assignment of this Lease or a sublease of all or part of the Premises by Tenant to any tenant in the Project or with whom Landlord is negotiating in good faith for space in the Project. Except as expressly provided herein, the rights and interests of Tenant under this Lease shall not be assignable by operation of law without Landlord's written consent, which consent may be withheld in Landlord's absolute discretion.

11.05 Tenant's Obligations Continue No assignment, transfer, or subletting (or use or occupation of the Premises by any other person) shall in any way release or relieve Tenant of its obligations under this Lease unless such release or relief is specifically granted by Landlord to Tenant in writing, except should Landlord accept Tenant's First Offer under Article 11.03, then Tenant shall be released on the portion of the Premises taken by Landlord.

11.06 Subsequent Consent Landlord's consent to an assignment; transfer or subletting (or use or occupation of the Premises by any other person) shall not be deemed to be a consent to any subsequent assignment, transfer, subletting, use or occupation.

11.07 Change in Control As used in this Article 11.00. the term "assignment" shall be deemed to include:

      (d) Any transaction whether issuance of interest in Advanced Telecommunications, Inc. or transference of interest of Advanced Telecommunications, Inc. (whether stock, partnership interest, or otherwise) which would reduce the personal holdings of Cliff Williams and Paul Cady to less than 10% interest in Advance Telecommunications, Inc.

ARTICLE 12.00 SURRENDER

12.01 Possession Upon the expiration or other termination of the Term, Tenant shall immediately quit and surrender possession of the Premises (including all improvements made to the Premises) in substantially the condition in which Tenant is required to maintain the Premises, excepting only reasonable wear and tear and damage covered by Landlord's insurance under
      Article 9.01. Upon such surrender, all right, title and interest of Tenant in the Premises including the improvements made to the Premises shall cease.

12.02 Trade Fixtures, Personal Property and Improvements Subject to Tenant's rights under Article 7.05, after the expiration or other termination of the Term all of Tenant's trade fixtures and personal property remaining in the Premises shall be deemed conclusively to have been abandoned by Tenant. All of Tenant's trade fixtures, personal property and improvements remaining in the Premises may be appropriated, sold, destroyed or otherwise disposed of by Landlord without notice or obligation to compensate Tenant or to account therefore, and Tenant shall pay to Landlord on written demand all costs incurred by Landlord in connection therewith. The obligations of Tenant under this Article 12.02 shall survive the expiration or other termination of the Term.

12.03 Merger The voluntary or other surrender of this Lease by Tenant or the cancellation or termination of this Lease by mutual agreement of Tenant and Landlord or otherwise shall not work a merger, and shall at Landlord's option terminate all or any subleases and subtenancies or operate as an assignment to Landlord of all or any subleases or subtenancies.

12.04 Payments After Termination No payments of money by Tenant to Landlord after the expiration or other termination of the Term or after the giving of any notice (other than a demand for payment of money) by Landlord to Tenant, shall reinstate, continue or extend the Term or make ineffective any notice given to Tenant prior to the payment of such money. After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums of Rent due under the Lease, and the payment thereof shall not make ineffective any notice, or in any manner affect any pending suit or any judgment therefore obtained.

ARTICLE 13.00 HOLDING OVER

13.01 Month-to-Month Tenancy If with Landlord's written consent (which consent will not be unreasonably withheld if all or part of the Premises is not leased to others or required for Landlord's use) Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall be deemed to be occupying the Premises on a month-to-month tenancy only at a monthly rental equal to the installment of Annual Rent in effect for the last month of the Term, plus all other Rent which would have been payable under this Lease for such additional month or months if the Term had remained in effect, as determined in accordance with Article 4.00 or such other rental as is stated in such written consent, and such month-to-month tenancy may be terminated by Landlord or Tenant on the last day of any calendar month by giving at least one month's advance notice of termination to the other.

13.02 Tenancy at Sufferance If without Landlord's written consent Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall promptly surrender the Premises to Landlord in accordance with Article 12.00, and shall pay to Landlord for each day that Tenant retains possession of the Premises or any portion thereof beyond the expiration or other termination of the Term an amount equal to two times the Annual Rent in effect on the last day of the Term, plus all other Rent which would have been payable under this Lease if the Term had remained in effect, as determined in accordance with Article 4.00 and adjusted and calculated on a per diem basis.

13.03 General Any month-to-month tenancy or tenancy at sufferance hereunder shall be subject to all other terms and conditions of this Lease except any right of renewal and nothing contained in this Article 13.00 shall be construed to limit or impair any of Landlord's rights of re-entry or eviction or constitute a waiver thereof.

ARTICLE 14.00 RULES AND REGULATIONS

14.01 Purpose The Rules and Regulations in Exhibit C have been adopted by Landlord for the, safety, benefit and convenience of all tenants and other persons in the Building.


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

14.02 Observance Tenant shall at all times comply with, and shall cause its employees, agents, licensees and invitees to comply with the Rules and Regulations from time to time in effect.

14.03 Modification  Landlord may from time to time, for the purposes set out in
      Article 14.01, amend, delete from, or add to the Rules and Regulations, provided that any such modification.

      (a)   shall not be repugnant to any other provision of this Lease,

      (b) shall be reasonable and have general application to all tenants in the Building, and

      (c) shall be effective only upon delivery of a copy thereof to Tenant at the Premises.

14.04 Non-Compliance Landlord shall endeavor to secure compliance by all tenants in the Building with the Rules and Regulations from time to time in effect, but shall not be responsible to Tenant for failure of any person to comply with such Rules and Regulations.

ARTICLE 15.00 EMINENT DOMAIN

15.01 Taking of Premises If during the Term all of the Premises shall be taken for any public or quasi-public use under any statute or by right of eminent domain, or purchased under threat of such taking, this Lease shall automatically terminate on the date on which the condemning authority takes possession of the Premises (hereinafter called the "date of such taking").

15.02 Partial Taking of Building If during the Term only part of the Building is taken or purchased as set out in Article 15.01, then

      (a) if in the reasonable opinion of Landlord substantial alteration or reconstruction of the Building is necessary or desirable as a result thereof, whether or not the Premises are or may be affected, Landlord shall have the right to terminate this Lease by giving Tenant at least thirty (30) days' written notice of such termination, and

      (b) if more than one-third of the number of square feet in the Premises is included in such taking or purchase, Landlord and Tenant shall each have the right to terminate this Lease by giving the other at least thirty (30) days' written notice thereof.

      If either party exercises its right of termination hereunder, this Lease shall terminate on the date stated in the notice, provided, however, that no termination pursuant to notice hereunder may occur later than sixty
      (60) days after the date of such taking.

15.03 Surrender On any such date of termination under Article 15.01 or 15.02, Tenant shall immediately surrender to Landlord the Premises and all interests therein under this Lease. Landlord may re-enter and take possession of the Premises and remove Tenant therefrom, and the Rent shall abate on the date of termination, except that if the date of such taking differs from the date of termination, Rent shall abate on the former date in respect of the portion taken. After such termination, and on notice from Landlord stating the Rent then owing, Tenant shall forthwith pay Landlord such Rent.

15.04 Partial Taking of Premises If any portion of the Premises (but less than the whole thereof) is so taken, and no rights of termination herein conferred are timely exercised, the Term of this Lease shall expire with respect to the portion so taken on the date of such taking. In such event the Rent payable hereunder with respect to such portion so taken shall abate on such date, and the Rent thereafter payable with respect to the remainder not so taken shall be adjusted pro rata by Landlord in order to account for the resulting reduction in the number of square feet in the Premises.

15.05 Awards Upon any such taking or purchase, Landlord shall be entitled to receive and retain the entire award or consideration for the affected lands and improvements, and Tenant shall not have nor advance any claim against Landlord or the condemning authority for the value of its property or its leasehold estate or the unexpired Term of this Lease, or for costs of removal or relocation, or business interruption expenses or any other damages arising out of such taking or purchase, and Tenant hereby assigns to Landlord all of its interest to such award and agrees to execute any documents that may be required to facilitate collection thereof by Landlord. Nothing herein shall give Landlord any interest in or preclude Tenant from seeking and recovering on its own account from the condemning authority any separate award or compensation attributable to the taking or purchase of Tenant's trade fixtures or personal property, or the removal or relocation of its business and effects, or the interruption of its business, provided such award shall be made in addition to, and not result in a reduction of, the award otherwise made to Landlord. If any such award made or compensation paid to either party specifically includes an award or amount for the other, the party first receiving the same shall promptly account therefore to the other.

ARTICLE 16.00 DAMAGE BY FIRE OR OTHER CASUALTY

16.01 Limited Damage to Premises If all or part of the Premises are rendered untenantable by damage from fire or other casualty, in the reasonable opinion of an architect selected by Landlord and approved by Tenant, which approval will not be unreasonably withheld, cannot be substantially repaired under applicable laws and governmental regulations within one hundred eighty (180) days from the date of such casualty (employing normal construction methods without overtime or other premium), then either Landlord or Tenant may elect to terminate this Lease as of the date of such casualty by written notice delivered to the other not more than twenty (20) days after receipt of such architect's opinion, failing which Landlord shall forthwith at its own expense repair such damage other than damage to improvements, trade fixtures or personal property which do not belong to Landlord.

16.02 Major Damage to Premises If all or part of the Premises are rendered untenantable by damage from fire or other casualty, in the reasonable opinion of an architect selected by Landlord and approved by Tenant, which approval will not be unreasonably withheld, cannot be substantially repaired under applicable laws and governmental regulations within one hundred eighty (180) days from the date of such casualty (employing normal construction methods without overtime or other premium), then either Landlord or Tenant may elect to terminate this Lease as of the date of such casualty by written notice delivered to the other not more than twenty (20) days after receipt of such architect's opinion, failing which Landlord shall forthwith at its own expense repair such damage other than damage to improvements, trade fixtures or personal property which do not belong to Landlord.

16.03 Abatement If Landlord is required to repair damage to all or part of the Premises under Article 16.01 or 16.02, the Rent payable by Tenant hereunder shall be proportionately reduced to the extent that the Premises are thereby rendered unusable by Tenant in its business, from the date of such casualty until five (5) days after completion by Landlord of the repairs to the Premises (or the part thereof rendered untenantable) or until Tenant again uses the Premises (or the part thereof rendered untenantable) in its business, whichever first occurs.

16.04 Major Damage to Building If all or a substantial part (whether or not including the Premises) of the Building is rendered untenantable by damage from fire or other casualty to such a material extent that in the reasonable opinion of Landlord the Building must be totally or partially demolished, whether or not to be reconstructed in whole or in part, Landlord may elect to terminate this Lease as of the date of such casualty (or on the date of notice if the Premises are unaffected by such casualty) by written notice delivered to Tenant not more than sixty (60) days after the date of such casualty.

16.05 Limitation on Landlord's Liability Except as specifically provided in this Article 16.00, there shall be no reduction of Rent and Landlord shall have no liability to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty, howsoever caused or from the making of any repairs resulting therefrom in or to any portion of the Building or the Premises. Notwithstanding anything contained herein, Rent payable by Tenant hereunder shall not be abated if the damage is caused by any act or omission of Tenant, its agents, servants, employees or any other person entering upon the Premises under express or implied invitation of Tenant.

ARTICLE 17.00 TRANSFERS BY LANDLORD

17.01 Sales, Conveyance and Assignment Nothing in this Lease shall restrict the right of Landlord to sell, convey, assign or otherwise deal with the Building, subject only to the rights of Tenant under this Lease.

17.02 Effect of Sale, Conveyance or Assignment A sale, conveyance or assignment of the Building shall operate to release Landlord from liability from and after the effective date thereof upon all of the covenants, terms and conditions of this Lease, express or implied, except as such may relate to the period prior to such effective date, and Tenant shall thereafter look solely to Landlord's successor in interest in and to this Lease. This Lease shall not be affected by any such sale, conveyance or assignment, and Tenant shall attorn to Landlord's successor in interest thereunder.


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

17.03 Subordination This Lease is and shall be subject and subordinate in all respects to any and all ground or underlying leases, and to all mortgages and deeds of trust which may now or hereafter affect any of such leases or the Building or Land, and to all renewals, modifications, consolidations, replacements and extensions thereof.

17.04 Attornment Subject to Article 17.05, if the interest of Landlord is transferred to any person (herein called "Purchaser") by reason of foreclosure or other proceedings for enforcement of any such mortgage or deed of trust, or by delivery of a deed in lieu of such foreclosure or other proceedings, Tenant shall immediately and automatically attorn to Purchaser.

17.05 Nondisturbance No attornment by Tenant under Article 17.04 shall be effective unless, before the date of transfer to Purchaser, Purchaser delivers to Tenant a written undertaking, binding upon Purchaser and enforceable by and for the benefit of Tenant under applicable law, that this Lease and Tenant's rights hereunder shall continue undisturbed while Tenant is not in default despite such enforcement proceedings and transfer.

17.06 Effect of Attornment Upon attornment under Article 17.04, this Lease shall continue in full force and effect as a direct lease between Purchaser and Tenant, upon all of the same terms, conditions and covenants as are set forth in this Lease except that, after such attornment, Purchaser shall not be

      (a)   liable for any act or omission of Landlord, or

      (b) subject to any offsets or defenses which Tenant might have against Landlord, or

      (c) bound by any prepayment by Tenant of more than one month's installment of Rent, or by any previous modification of this Lease, unless such prepayment or modification shall have been approved in writing by Purchaser or any predecessor in interest except Landlord.

17.07 Execution of Instruments The subordination and attornment provisions of this Article 17.00 shall be self-operating and, except as set out in
      Article 17.05, no further instrument shall be required. Nevertheless, Tenant, on request by and without cost to Landlord or any successor in interest, shall promptly execute and deliver to Landlord any and all instruments further evidencing such subordination and (where applicable hereunder) attornment.

ARTICLE 18.00 NOTICES, ACKNOWLEDGEMENTS, AUTHORITIES FOR ACTION

18.01 Notices Any notice from Landlord to Tenant shall be in writing and shall be deemed duly served if delivered personally to a responsible employee of Tenant, or if mailed by registered or certified mail addressed to Tenant at the Premises (whether or not Tenant has departed from, vacated or abandoned the same). Any notice from Tenant to Landlord shall be in writing and shall be deemed duly served if mailed by registered or certified mail addressed to Landlord at the place from time to time established for the payment of Rent. Any notice shall be deemed to have been given at the time of personal delivery or, if mailed, three (3) days after the date of mailing thereof. Either party shall have the right to designate by notice, in the manner above set forth, a different address to which notices are to be mailed.

18.02 Acknowledgements Each of the parties hereto shall at any time and from time to time upon not less than fifteen (15) days' prior notice from the other execute, acknowledge and deliver a written statement certifying

      (a) that this Lease is in full force and effect, subject only to such modifications (if any) as may be set out therein,

      (b) that Tenant is in possession of the Premises and paying Rent as provided in this Lease,

      (c)   the dates (if any) to which Rent is paid,

      (d) that there are not, to such party's knowledge, any uncured defaults on the part of the other party hereunder, or specifying such defaults if any are claimed,

      (e) as to such other matters pertaining to this Lease as the other party may reasonably request.

      Any such statement may be relied upon by any prospective transferee or encumbrancer of all or any portion of the Building, or any assignee of any such persons. If Tenant fails to timely deliver such statement, Tenant shall be deemed to have acknowledged that this Lease is in full force and effect, without modification except as may be represented by Landlord, and that there are no uncured defaults in Landlord's performance.

18.03 Authorities for Action Landlord may act in any matter provided for herein through its property manager and any other person who shall from time to time be designated by Landlord by notice to Tenant. Tenant shall designate in writing one or more persons to act on its behalf in any matter provided for herein and may from time to time change, by notice to Landlord, such designation. In the absence of any such designation, the person or persons executing this Lease for Tenant shall be deemed to be authorized to act on behalf of Tenant in any matter provided for herein.

ARTICLE 19.00 DEFAULT

19.01 Interest and Costs Tenant shall pay to Landlord interest at a rate equal to the lesser of 1 1/2% per month, or the maximum rate permitted by applicable law, upon all Rent required to be paid hereunder from the due date for payment thereof until the same is fully paid and satisfied. Tenant shall indemnify Landlord against all costs and charges (including legal fees) reasonably incurred in enforcing Tenant's payment of Rent, and in obtaining possession of the Premises after default of Tenant or upon expiration or earlier termination of the Term of this Lease, and in enforcing any covenant, proviso or agreement of Tenant herein contained.

19.02 Right of Landlord to Perform Covenants All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant, at Tenant's sole cost and expense, and without any abatement of Rent. If Tenant shall fail to perform any act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof from Landlord (or without notice in an emergency), Landlord may (but shall not be obligated to) perform such act without waiving or releasing Tenant from any of its obligations or liabilities relative thereto. All sums paid or costs incurred by Landlord in so performing such acts under this Article 19.02, together with interest thereon at the rate set out in Article 19.01 from the date each such payment was made or each such cost incurred by Landlord, shall be payable by Tenant to Landlord on demand.

19.03 Events of Default The rights of Tenant under this Lease are subject to the limitations that if

      (a) Tenant files a voluntary petition in bankruptcy or insolvency, or is adjudicated a bankrupt or insolvent, or files a petition or answer seeking any relief under any bankruptcy act or other similar applicable law, or makes an assignment for the benefit of creditors or seeks or consents in the appointment of any trustee, receiver, or liquidator of Tenant's business or property, or

      (b) within sixty (60) days after the commencement of any proceeding against Tenant seeking any relief under any bankruptcy act or similar applicable law, such proceeding has not been dismissed, or if, within sixty (60) days after the appointment of any trustee, receiver or liquidator of Tenant's business or property without the consent of Tenant, such appointment has not been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant's business or property pursuant to which the Premises may be taken or occupied, or

      (c) part or all of the Rent is not paid when due and such default continues for five (5) days after the due date thereof, or

      (d) Tenant's interest in this Lease devolves or passes to any party other than Tenant, by operation of law or otherwise, except with the prior written consent of Landlord, or

      (e) the Premises are vacated or abandoned or if Tenant fails to take occupancy of the Premises within thirty (30) days after the Commencement Date, except with the prior written consent of Landlord, or

      (f) Tenant fails to observe or perform any other term, covenant or condition of this Lease on Tenant's part to be observed or performed, other than the payment of Rent, and fails to remedy such default within ten (10) days after notice by Landlord to Tenant of such default or, if such default within ten (10) days after notice by Landlord to Tenant of such default or, if such default is of such a nature that it cannot be completely remedied within said period, Tenant fails to promptly, upon the giving of such notice, advise Landlord of Tenant's intent to institute all steps necessary to remedy the default and promptly institute and thereafter diligently prosecute to completion all steps necessary to remedy the default, and complete such remedy within a reasonable time after the giving of such notice by Landlord and in any event prior to such time as would cause a default under any mortgage or underlying lease on the Building or Land, then in any of said events Landlord may terminate this Lease by giving at least three (3) days' prior written notice to Tenant and this Lease shall terminate upon the expiration of that notice period as though that date were the Expiration Date, but Tenant shall remain liable for damages as provided in this Article 19.00.

19.04 Re-Entry and Remedies If part or all of the Rent is not paid when due and such default continues for five (5) days after notice from Landlord to Tenant or of this Lease is terminated as provided in Article 19.03,

      (a) Landlord may immediately or at any time thereafter re-enter the Premises or any part thereof in accordance with applicable law by summary proceedings or otherwise, and may repossess the Premises and dispossess Tenant and any other persons from the Premises and remove Tenant's trade fixtures and personal property from the Premises, without liability for damage thereto, and in no event shall re-entry be deemed an acceptance of surrender of this Lease, and

      (b) Landlord may from time to time (but shall not be obligated to) relet the whole or any part of the Premises on such terms and at such rentals as Landlord deems advisable. Landlord may make such changes, additions, improvements and repairs to the Premises as Landlord deems advisable without affecting Tenant's liability under this Lease.

19.05 Waiver Tenant hereby expressly waives any and all rights of redemption or reinstatement granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the terms, covenants or conditions of this Lease or otherwise.

19.06 Payments If this Lease is terminated or if Landlord re-enters the Premises under this Article 19.00:

      (a) Tenant shall pay to Landlord all Rent up to the time of re-entry or termination, whichever is later,

      (b) Landlord may retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any Rent due at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant,

      (c) Tenant shall pay to Landlord all expenses incurred by Landlord in terminating, re-entering and re-letting, including all repossession costs, brokerage and legal fees and costs of preparing the Premises for reletting, and

      (d)   (i)   Tenant shall pay to Landlord, as damages, any deficiency
                  between the Rent for the period which otherwise would have constituted the unexpired portion of the Term and the payments, if any, received by Landlord from other tenants in the Premises, such deficiency to be paid at the times and in the manner as Rent is payable under Article 4.00, and Landlord shall be entitled to bring a suit to recover each deficiency as the same shall arise, or at Landlord's election, bring suits from time to time.

            (ii) If elected by Landlord, at or after re-entry or termination, Tenant shall pay Landlord on demand as liquidated and final damages for lost Rent and not as a penalty, a sum equal to the amount by which the Rent payable hereunder for the period to the Expiration Date from the latest of the date of termination of this Lease, the date of re-entry or the date through which monthly deficiencies shall have been paid (conclusively presuming the Occupancy Costs to be the same as payable for the Fiscal Year immediately preceding such termination or re-entry) exceeds the then fair rental value of the Premises for the same period, discounted at the rate of 7% per annum to present worth. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, all or part of the Premises are relet by Landlord for all or part of the period which otherwise would have constituted the unexpired portion of the Term, the amount of rent upon such reletting shall be deemed to be the fair rental value for the part or whole of the Premises during the term of the reletting.

            (iii) In no event shall Tenant be entitled to receive any excess of any payments received by Landlord from a reletting of the Premises over the sums payable by Tenant to Landlord hereunder; and

            (iv) If the Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such reletting and the expenses of reletting.

      Nothing herein shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages set out in this Article 19.06, Landlord may lawfully be entitled by reason of any default hereunder by Tenant.

19.07 Remedies Cumulative Each right of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right provided for in this Lease or existing at law or in equity, and the exercise by Landlord of any one or more of such rights shall not preclude the simultaneous or later exercise by Landlord of any other rights provided for in this Lease or existing at law or in equity.

ARTICLE 20.00 MISCELLANEOUS

20.01 Relationship of Parties Nothing contained in this Lease shall create any relationships between the parties hereto other than that of Landlord and tenant, and it is acknowledged and agreed that Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of its business, or a joint venturer or a member of a joint or common enterprise with Tenant.

20.02 Name of Building Landlord shall have the right, after thirty (30) days' notice to Tenant, to change the name, number and designation of the Building, during the Term without liability to Tenant.

20.03 Applicable Law and Construction This Lease shall be governed by and construed under the laws of Minnesota and its provisions shall be construed as a whole according to their common meaning and not strictly for or against Landlord or Tenant. The words Landlord and Tenant shall include the plural as well as the singular. If this Lease is executed by more than one tenant, Tenant's obligations hereunder shall be joint and several obligations of such executing tenants. Time is of the essence of this Lease and each of its provisions. The captions of the Articles are included for convenience only, and shall have not effect upon the construction or interpretation of this Lease.

20.04 Entire Agreement If there are any terms and conditions which at the date of execution of this Lease are additional or supplemental to those set out on the first 18 pages and in Exhibits A, B and C, such terms and conditions are contained in Exhibit D (if any) attached hereto as part of this Lease. This Lease contains the entire agreement between the parties hereto with respect to the subject matter of this Lease. Tenant acknowledges and agrees that it has not relied upon any statement, representation, agreement or warranty except such as are set out in this Lease.

20.05 Amendment or Modification Unless otherwise specifically provided in this Lease, no amendment, modification, or supplement to this Lease shall be valid or binding unless set out in writing and executed by the parties hereto in the same manner as the execution of this Lease.

20.06 Construed Covenants and Severability All of the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate Article hereof. Should any provision of this Lease be or become invalid, void, illegal or not enforceable, it shall be considered separate and severable from the Lease and the remaining provisions shall remain in force and be binding upon the parties hereto as though such provision had not been included.

20.07 No Implied Surrender or Waiver No provisions of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. Landlord's waiver of a breach of any term, covenant or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having all the force and effect of any original breach. Landlord's receipt of Rent with knowledge of a breach by Tenant of any term, covenant or condition of this Lease shall not be deemed a waiver of such breach. Landlord's failure to enforce against Tenant or any other tenant in the Building any of the Rules and Regulations made under Article 14.00 shall not be deemed a waiver of such Rules and Regulations. No act or thing done by Landlord, its agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid, unless in writing signed by Landlord. The delivery of keys to any of Landlord's agents or employees shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant, or receipt by Landlord, of a lesser amount than the Rent due hereunder shall be deemed to be other than on account of the full Rent due, nor shall any endorsement or statement on any check or any letter accompanying any check, or payment of Rent, be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy available to Landlord.

20.08 Successors Bound Except as otherwise specifically provided, the covenants, terms, and conditions contained in this Lease shall apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

ARTICLE 21.00 RELOCATION BY TENANT

21.01 Landlord, at its sole expense, on at least one hundred eighty (180) days prior written notice, may require Tenant to move from the Premises to other space of comparable size and decor in order to permit Landlord to consolidate the space leased to Tenant with other adjoining space leased or to be leased to another tenant. Provided, however, that in the event of receipt of any such notice, Tenant by written notice to Landlord may elect not to move to other space and in lieu thereof terminate this Lease, effective ninety (90) days after the date of the original notice of relocation by Landlord. In the event of any such relocation, within the Project, Landlord will pay all expenses of preparing and decorating the new premises so that they will be substantially similar to the Premises from which Tenant is moving and Landlord will also pay the expense of moving Tenant's furniture and equipment to the relocated premises. In such event this Lease and each and all of the terms and covenants and conditions hereof shall remain in full force and effect and thereupon be deemed applicable to such new space.

IN WITNESS OF THIS LEASE Landlord and Tenant have properly executed it as of the date set out on page one.

LANDLORD:                                    TENANT:

ST. PAUL PROPERTIES, INC.                    Advanced Telecommunications, Inc.

By: /s/ R. William Inserra                         By: /s/ Cliff Williams
    ------------------------------                     -------------------------
R. William Inserra                           Its: CEO
Vice President Asset Management                   Cliff Williams
                                                  ------------------------------
                                                  (Type name)

9-3-96
----------------------------------
Date Executed
                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------

                                                 -------------------------------
                                                     (Type name)


                                                 -------------------------------
                                                 Witness to the signature of
                                                 Tenant if not incorporated.


                                                 -------------------------------
                                                 Date Executed

                                                                       Exhibit A

                              [FLOOR PLAN OMITTED]

                           PEAVEY BUILDING - FLOOR 4

BAKER CENTER                                                           EXHIBIT B
Office Space

                                PEAVEY BUILDING
                            730 SECOND AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55402

SECTION 1.00 WORDS AND PHRASES

1.01  Definitions  In the Lease, including this Exhibit:

      (a) "Architect" means that firm of professional architects or engineers as Landlord may from time to time engage for preparation of construction drawings for the Building or for general supervision of architectural and engineering aspects and operations of the Building and includes any consultant(s) from time to time appointed by Landlord or the Architect whenever such consultants(s) is acting within the scope of his or her appointment and specialty.
      (b) "Land" means those lands located in Hennepin County, Minnesota, described as:
                  Lots 9,10 and 11, and the Southeasterly, 10 feet of the Southwesterly 90 feet of Lot 8, Auditors Subdivision No. 178 Hennepin County, Minnesota.
      (c) "Project" means those portions of those lands, in Hennepin County, Minnesota, described as:
                  Lots 1, 2, 3, 4, 5, 6, 7, 8, 9,10 and 11, Auditor's
                  Subdivision No. 178 Hennepin County, Minnesota,
            from time to time owned or leased by Landlord, and the developments and improvements from time to time constructed on those portions.
      (d) "Building" means the building in which the Premises are located, being those portions of the Project on the Land.
      (e) "Investors Building" means those portions of the Project on those lands in Hennepin County, Minnesota, described as:
                  Lots 6, 7 and 8, Auditor's Subdivision 178 Hennepin County, Minnesota, except the Southeasterly 10 feet of the Southwesterly 90 feet of said Lot 8.
      (f) "Roanoke Building" means those portions of the Project on those lands located in Hennepin County, Minnesota, described as:
                  Lots 3, 4 and 5, Auditor's Subdivision No. 178 Hennepin County, Minnesota.
      (g) "Baker Building" means those portions of the Project on those lands located in Hennepin County, Minnesota, described as:
                  Lots 1 and 2, Auditor's Subdivision No. 178 Hennepin County, Minnesota.
      (h) "Rentable Components" means the Building, Investors Building, Roanoke Building and Baker Building, in each case excluding Common Areas and Parking Facilities.
      (i) "Parking Facilities" means those portions of the Project from time to time designated by Landlord for vehicular parking.
      (j) "Common Areas" means those portions of the Project (excluding Parking Facilities) not leased or designated for lease to tenants that Landlord provides for use in common by Landlord, Tenant, and other tenants of the Project (or by their respective sublessees, agents, employees, customers or licensees), whether or not those areas are open to the general public, and includes any fixtures, chattels, systems, decor, signs, facilities, or landscaping contained, maintained, or used in connection with those areas, and is deemed to include the city sidewalks adjacent to the Land and adjoining lands and any pedestrian walkway system (either above or below ground) or other facility open to the general public in respect of which Landlord is from time to time subject to obligations arising from the Project, but does not include any space on office floors designated by Landlord for use in common by tenants and other persons.
      (k) "Delivery Facilities" means those portions of the Common Areas from time to time designated by Landlord as facilities to be used in common by Landlord, tenants in the Project, and others for purposes of loading, unloading, delivery, dispatch, and holding of merchandise, goods and materials entering or leaving the Project and giving vehicular access to those portions of the Project.
      (l)   "Section" means a section of this Exhibit B.

1.02 Normal Business Hours Except as otherwise specifically provided in this Lease, normal business hours for the Building shall be from 8:00 a.m. to 6:00 p.m. Monday through Friday, and 8:00 a.m. to 1:00 p.m. Saturday, excluding days which are legal or statutory holidays in the jurisdiction in which the Building is located.

SECTION 2.00 DETERMINATION OF OCCUPANCY COSTS

2.01  Definitions  In this Section 2.00:

      (a) "Tax Cost" means the Taxes accruing in respect of the calendar year in which the Fiscal Year begins, less that part of those Taxes attributable to the Parking Facilities.
      (b) "Taxes" means the aggregate of all taxes, rates, charges, levies and assessments payable by Landlord and imposed by any competent authority upon or in respect of the Land and all improvements on the Land, including any tax imposed on the capital invested in the Land or improvements on the Land. In determining Taxes, any corporate income, profits, excess profits and business tax imposed upon the income of Landlord and any other impost of a personal nature charged or levied against the Landlord shall be excluded, except to the extent that it is levied in lieu of or as a substitute for increases in taxes, rates, charges or assessments in respect of the Land or any improvements on the Land.
      (c) "HVAC Cost" means a percentage of the costs in the Fiscal Year for the operation, repair and maintenance of the system for heating, ventilating and cooling the Project as established by Landlord from time to time on a fair and equitable basis which reflects load and hours of operation.
      (d) "Common Areas Costs" means all net costs, charges and expenses in respect of a Fiscal Year which are directly attributable to the operation, repair and maintenance of the Common Areas, including without limitation HVAC Cost.
      (e) "Project Costs" means all net costs, charges and expenses in respect of a Fiscal Year which are directly attributable to the operation, repair and maintenance of the Project, but which are not attributable solely to the operation, repair or maintenance of the Common Areas, Parking Facilities, or any Rentable Component.
      (f) "Square Feet in the Premises" means the number of square feet set out in Article 1.01(l) or 1.01(n) of the Lease, which for office tenants includes the number of square feet of unallocated space in the Building set out in Article 1.01(l) of the Lease.
      (g) "Square Feet in the Building" means 307,245 square feet, being the aggregate of the rentable areas of office space (on a single-tenancy floor basis) and retail and service store space in the Building. If from time to time there is a material change in the rentable areas of the Building, Square Feet in the Building shall (until any further change) mean the number of square feet in the Building determined on completion of such change on the basis set out in Sections 3.01 and 3.03.

2.02 Occupancy Costs Occupancy Costs for any Fiscal Year shall be an amount equal to the Operating Cost in respect of that Fiscal Year multiplied by the Square Feet in the Premises.

2.03 Determination Of Operating Cost "Operating Cost" means an amount per square foot (calculated to the nearest tenth of a cent) established in accordance with generally accepted accounting principles and confirmed in a certificate of Landlord, and equal to the sum of the following costs in respect of a Fiscal Year, divided by the Square Feet in the Building:
      (a) all net costs, charges and expenses directly attributable to the operation, repair and maintenance of the Building (excluding Common Areas and Parking Facilities), including, without limitation, Tax Cost and HVAC Cost, and
      (b) a portion of the Common Areas Costs as established by Landlord from time to time on a fair and equitable basis, and
      (c) that proportion of Project Costs which the gross area of the Building (excluding Common Areas and Parking Facilities) is of the aggregate gross area of the Rentable Components.
      Operating Cost under this Section 2.03 includes all net expenses properly allocable to the Fiscal Year for any capital improvement or structural repair incurred to reduce or limit increases in Operating Cost, or required by Landlord's insurance carrier or by the laws, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction, which expenses shall be amortized at applicable interest rates over the useful capital life of the capital improvement or structural repair. If Landlord manages the Building or other applicable portion of the Project, Operating Cost under this Section 2.03 also includes an imputed management fee commensurate with the then-current Minneapolis-Saint Paul metropolitan market for management services.

2.04 Limitation on Operating Cost In determining Operating Cost, the cost (if any) of the following shall be excluded except as specifically provided in
      Section 2.03:
      (a)   major structural repairs to the Project,
      (b)   improvements, additions or alterations to the Project,
      (c) repair and replacement resulting from inferior or deficient workmanship, materials or equipment in the initial construction of the Project or for which Landlord is reimbursed by insurers,
      (d) ground rent (if any), depreciation, amortization and interest on and capital retirement of debt,
      (e) operation, repair and maintenance which is attributable solely to. the Parking Facilities or to any Rentable Component other than the Building, and
      (f)   leasing commissions.

2.05 When Services Are Not Provided Notwithstanding Section 2.03, when and if any service which is normally provided by Landlord to some tenants of the building in their premises
        (a) is not provided by Landlord in the Premises under the specific terms of the Lease, in determining Occupancy Costs for Tenant, the cost of that service (except as it relates to Common Areas, those spaces on office floors designated by Landlord for use in common by tenants and other persons in the Building, and janitorial services) shall be excluded, and
        (b) is not provided by Landlord in a significant portion of the Building, in determining Occupancy Costs for Tenant, the cost of that service shall be divided by the number of square feet in the Building in which Landlord provides that service, determined on the basis set out in Sections 3.01 and 3.03.

2.06 Shared Facilities, Services and Utilities If any facilities, services or utilities:
        (a) for the operation, repair and maintenance of the Project are provided from another building or other buildings, owned or operated by Landlord or an affiliate of Landlord, or

        (b) for the operation, repair and maintenance of another building or other buildings owned or operated by Landlord or an affiliate of Landlord are provided from the Project, the net costs, charges and expenses for those facilities, services and utilities shall, for the purpose of Section 2.03, be allocated by Landlord between the Project and the other building or among the Project and the other buildings on a fair and equitable basis.

2.07 Credit to Common Areas Landlord shall use reasonable efforts to recover where circumstances so permit an equitable share of the cost of operating and maintaining Common Areas from owners or occupants of neighboring properties and others who benefit from the use of the Common Areas, and shall credit any recovery to the gross cost before determination of Common Areas Costs.

2.08 Occupancy Adjustment If the Project is not fully leased and occupied in any Fiscal Year, appropriate adjustments shall be made in determining Occupancy Costs under this Section 2.00 so that Occupancy Costs shall be as though the Project had been fully leased and occupied during that Fiscal Year.

2.09 Partial Fiscal Year If the Term commences after the beginning of or terminates before the end of a Fiscal Year, any amount payable by Tenant under Section 2.02 shall be adjusted accordingly.

SECTION 3.00 DETERMINATION OF SQUARE FEET IN THE PREMISES

3.01 Office Space -- Single Tenancy Floors For the purposes of this Lease, the number of square feet of office space in the Premises on a single-tenancy floor in the Building (if any) shall be calculated from dimensioned Architects drawings to the inside face of the glass in the permanent exterior building walls (whether or not the glass extends to the floor) or to the inside finish of those walls if they contain no glass. It shall include all space within exterior building walls except for stairs (other than stairs exclusively serving a tenant occupying offices on more than one floor), elevator shafts, flues, pipe shafts, vertical ducts, and other vertical risers which penetrate the floor and their enclosing walls. No deduction shall be made for washrooms, janitor closets, air conditioning rooms, fan closets, or for electrical or telephone cupboards within and servicing only that floor or servicing a single tenant on more than one floor, or for any other rooms, corridors, or areas available to the tenant on that floor for its use, furnishings, or personnel, or for any columns located wholly or partially within the space, or for any enclosures around the periphery of the Building used for the purpose of heating, ventilating or cooling.

3.02 Office Space -- Multiple-Tenancy Floors For the purposes of this Lease, the number of square feet of office space in the Premises on a multiple-tenancy floor in the Building (if any) shall be calculated from dimensioned architect's drawings to the inside finish of permanent exterior building walls or the inside face of the glass as described in
        Section 3.01, to the face of permanent interior walls and to the center line of demising partitions. No deductions shall be made for any columns located wholly or partially within the space, or for any enclosures around the periphery of the Building used for the purpose of heating, ventilating or cooling.

3.03 Retail Space For the purposes of this Lease, the number of square feet of retail and service store space in the Building, whether above or below grade, is calculated from dimensioned Architect's drawings to the inside face of permanent exterior building walls, to the face of permanent interior walls, to the center line of demising partitions, and to the center line of a predetermined lease line (usually referred to as the storefront line) in the case of retail and service store space facing onto either an interior public mall or corridor or onto a public street or lane. No deduction is made for vestibules inside the permanent exterior building walls or inside the predetermined lease line, or for any columns located wholly or partially within the space.

SECTION 4.00 LOADING AND DELIVERY

4.01 The delivery and shipping of merchandise, supplies, fixtures, and other materials or goods of any kind to or from the Premises and all loading, unloading, and handling of them shall be done only at such times, in such areas, by such means, and through such elevators, entrances, malls, and corridors as are designated from time to time by Landlord.

4.02 Landlord accepts no liability and is hereby relieved and released by Tenant in respect of the operation and adequacy of the Delivery Facilities, the acts or omissions of any person or persons engaged in the operation of the Delivery Facilities, or in the acceptance, holding, handling, delivery or dispatch of any goods for or on behalf of Tenant, and any claim of Tenant by reason of damage, loss, theft or any acceptance, holding, handling, delivery or dispatch, or failure of any acceptance, holding, handling or dispatch, or any error, negligence or delay in acceptance, holding, handling, or dispatch.

4.03 Landlord may from time to time make and amend regulations for the orderly and efficient operation of the Delivery Facilities, and may require the payment of reasonable and equitable charges for delivery services and demurrage provided by Landlord.

SECTION 5.00 NON-DISCRIMINATION

5.01 Non-Discrimination If Tenant operates or has the right to operate under this Lease any store, shop, restaurant, cafeteria, restroom, or any other facility of a public nature in the Building, Tenant shall not discriminate by segregation or otherwise against any person or persons because of race, creed, color, or national origin in furnishing, or by refusing to furnish, to such person or persons the use of any such facility including any and all services, privileges, accommodations, and activities provided thereby.

5.02    Enforcement  Tenant's noncompliance with the provisions of this Section
        5.00 shall constitute a material breach of this Lease. In the event of such noncompliance, Landlord may take appropriate action to enforce compliance, may terminate this lease, or may pursue such other remedies as may be provided by law.

BAKER CENTER                                                           EXHIBIT C

                                  BAKER CENTER
                             RULES AND REGULATIONS

1. Security Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using or entering the same, or any equipment, finishings or contents thereof, and Tenant shall comply with Landlord's reasonable requirements relative thereto.

2. Locks Landlord may from time to time install and change locking mechanisms on entrances to the Building, common areas thereof, and the Premises, and (unless 24 hour security is provided by the Building) shall provide to Tenant a reasonable number of keys and replacements therefor to meet the bona tide requirements of Tenant. In these rules "keys" include any device serving the same purpose. Tenant shall not add to or change existing locking mechanisms on any door in or to the Premises without Landlord's prior written consent. If with Landlord's consent, Tenant installs lock(s) incompatible with the Building master locking system:

      (a) Landlord, without abatement of Rent, shall be relieved of any obligation under the Lease to provide any service to the affected areas which require access thereto.

      (b) Tenant shall indemnify Landlord against any expense as a result of forced entry thereto which may be required in an emergency, and

      (c) Tenant shall at the end of the Term and at Landlord's request remove such lock(s) at Tenant's expense.

3. Return of Keys At the end of the Term, Tenant shall promptly return to Landlord all keys for the Building and Premises which are in possession of Tenant.

4. Windows Tenant shall observe Landlord's rules with respect to maintaining window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance, and shall not install any window shades, screens, drapes, covers, or other materials on or at any window in the Premises without Landlord's prior written consent. Tenant shall ensure that window coverings are closed on all windows in the Premises while they are exposed to the direct rays of the sun.

5. Repair, Maintenance, Alterations and Improvements Tenant shall carry out Tenant's repair, maintenance, alterations and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Building.

6. Water Fixtures Tenant shall not use water fixtures for any purpose for which they are not intended, nor shall water be wasted by tampering with such fixtures. Any cost or damage resulting from such misuse by Tenant shall be paid for by Tenant.


                                        I

7. Personal Use of Premises The Premises shall not be used or permitted to be used for residential, lodging or sleeping purposes or for the storage of personal effects or property not required for business purposes.

8. Heavy Articles Tenant shall not place in or move about the Premises without Landlord's prior written consent any safe or other heavy article which in Landlord's reasonable opinion may damage the Building, and Landlord may designate the location of any heavy articles in the Premises.

9. Smoking Policy Smoking is not permitted throughout the Project common areas to include, but not limited to, elevator lobbies, corridors and restrooms.

10. Bicycles, Animals Tenant shall not bring any animals or birds into the Building, and shall not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

11. Deliveries Tenant shall ensure that deliveries of materials and supplies to the Premises are made through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused by any person making such deliveries.

12. Furniture and Equipment Tenant shall ensure that furniture and equipment being moved into or out of the Premises is moved through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and by movers or a moving company approved by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused thereby. Tenant shall be required to use a temporary hard surface to protect corridor and elevator carpets when moving heavy furniture in, out or about the Building.

13. Solicitations Landlord reserves the right to restrict or prohibit canvassing, soliciting or peddling in the Building.

14. Food and Beverages Only persons approved from time to time by Landlord may prepare, solicit orders for, sell, serve or distribute foods or beverages in the Building, or use the elevators, corridors or common areas for any such purpose. Except with Landlord's prior written consent and in accordance with arrangements approved by Landlord, Tenant shall not permit on the Premises the use of equipment for dispensing food or beverages or for the preparation, solicitation of orders for, sale, serving or distribution of food or beverages.

15. Refuse Tenant shall place all refuse in proper receptacles provided by Tenant at its expense in the Premises or in receptacles (if any) provided by Landlord for the Building, and shall keep sidewalks and driveways outside the Building, and lobbies, corridors, stairwells, ducts and shafts of the Building, free of all refuse.

16. Obstructions Tenant shall not obstruct or place anything in or on the sidewalks or driveways outside the Building or in the lobbies, corridors, stairwells or other common areas of the Building, or use such locations for any purpose except access to and exit from the Premises without Landlord's prior written consent. Landlord may remove at Tenants expense any such obstruction or thing (unauthorized by Landlord) without notice or obligation to Tenant.


                                       II

17. Dangerous or Immoral Activities Tenant shall not make any use of the Premises which involves the danger of injury to any person, nor shall the same be used for any immoral purpose.

18. Proper Conduct Tenant shall not conduct itself in any manner which is inconsistent with the character of the Building as a first class building or which will impair the comfort and convenience of other tenants in the Building.

19. Employees, Agents and Invitees In these Rules and Regulations, Tenant includes the employees, agents, invitees and licensees of Tenant and others permitted by Tenant and others permitted by Tenant to use or occupy the Premises.


                                      III

                               SUPPLEMENTAL TERMS
                                 AND CONDITIONS

1.    The following is added as Article 22.00:

      ARTICLE 22.00 LANDLORD'S WORK

      22.01 Landlord agrees to construct the Tenant Improvements to the Premises in accordance with working drawings to be approved by Landlord & Tenant, which upon such approval will be attached hereto and incorporated herein by reference as Exhibit D-3. Such working drawings will be based on the fit plan attached hereto as Exhibit D-1. Improvements to the Premises will be made using Building Standard Materials defined on attached Exhibit D-2.

      22.02 Any additions or modifications to the Tenant Improvements described in Article 22.01 and Exhibit D-1 which are requested by Tenant and which result in an increase in the total costs of the Tenant Improvements are to be paid by Tenant (plus 10% of that cost for coordination by Landlord).

      22.03 Provided the Lease is executed by both Landlord and Tenant, Landlord requires forty-five (45) days from the date Landlord and Tenant approve working drawings (construction drawings) to substantially complete the Premises for occupancy.

2.    The following is added as Article 23.00:

      ARTICLE 23.00 EXPANSION SPACE

      23.01 If Tenant is not in default under the Lease, Tenant shall have the option to expand after September 31, 1998, provided Tenant gives written notice to Landlord no earlier than nine (9) months prior to the date when the additional space is needed for occupancy by Tenant. Landlord shall notify Tenant within thirty (30) days of Tenant's notice whether such additional space can be accommodated with either contiguous or noncontiguous space in the Building ("Expansion Space") or by relocating Tenant to new space within the Project which will accommodate Tenant's Premises plus the amount of additional space requested by Tenant in their notice ("New Premises").

            Should Tenant's additional space request be accommodated through Expansion Space, then:

            (a) Landlord shall build out the "Expansion Space" to be of a comparable level to Tenant's existing space, based on mutually approved plans; and

            (b) Occupancy Costs for the Expansion Space shall be determined in accordance with this Lease; and

            (c) Commencement Date for the lease of Expansion Space shall be the date set forth in Tenant notice to Landlord; and

            (d) Term on the Expansion Space shall end on the later of (i) on the expiration of this Lease or (ii) the last day of the thirty-sixth (36th) month after the Commencement Date of the Expansion Space; and

            (e) If the expiration of the Term on the Expansion Space is later than the expiration of this Lease then Tenant agrees to extend the Term of this Lease to be co-terminous with the Expansion Space; and

            (f) Annual Rent on the Expansion Space and the extended term on the Premises, if any, will be at Market Rent determined in accordance with Article 24.00 of this Lease.

            Should Tenant's additional space be accommodated through New Space, then:

            (a) Landlord shall build out the New Space to be of a comparable level and layout to Tenant's existing space, based on mutually approved plans; and

            (b) Tenant agrees to amend this Lease to extend the Term to be five (5) years from the date Tenant relocates to the New Space; and

            (c) Annual Rent on the New Space shall be at Market Rent determined in accordance with Article 24.00 plus the recapture of reduced Annual Rent under this Lease during the initial two years of the Term. The calculation of such reduced rent is two dollars ($2.00) per square foot during the first lease year ($7,474.00) and one dollar ($1.00) per square foot during the second lease year ($3,737). Such reduced rent will be amortized 10% per annum and paid as additional rent over the last five (5) years of the term.

            If Landlord notifies Tenant that it is unable to accommodate Tenant request for additional space or does not respond within thirty (30) days of Tenant notice and provided Tenant has greater than twelve
            (12) months remaining on its original Term, Tenant shall have the right to cancel this Lease with six (6) months prior written notice and payment to Landlord, at the time of notice, liquidated damages equal to unamortized transaction costs (which upon final determination will be set forth as Exhibit E of this Lease) plus seven thousand four hundred seventy-four dollars and no/100 ($7,474.00) if canceled prior to the end of the third lease year and three thousand seven hundred thirty seven dollars and no/100 ($3,737.00) if canceled after the third lease year and prior to the end of the fourth lease year. Transaction costs shall be equal to all Tenant Improvement costs and commissions paid to Madison Marquette Realty Services by St. Paul Properties, Inc. and will be amortized at 10% per annum over the term of the Lease.

      23.02 Documentation Landlord and Tenant shall execute and deliver appropriate documentation to evidence any additional space taken under this Article 23.00.

      23.03 Non-Severability The rights of Tenant under this Article 23.00 shall not be severed from this Lease or separately sold, assigned, or otherwise transferred, and shall expire on the expiration of earlier termination of this Lease.

3.    The following is added as Article 24.00:

      ARTICLE 24.00 MARKET RENT

      24.01 Definition "Market Rent" means the amount of cash (exclusive of Occupancy Costs) which a landlord would receive annually by then renting the space in questions assuming the landlord to be a prudent person willing to lease but being under no compulsion to do so, assuming the tenant to be a prudent person willing to lease but being under no compulsion to do so, assuming a lease term equal to the term in question, and assuming a lease containing the same terms and provisions as those contained in this Lease.

      24.02 Determination of Market Rent Whenever Annual Rent under this Lease is based on the Market Rent, Landlord shall initially determine the Market Rent and shall thereupon give Tenant notice of the amount of Annual Rent and the basis on which Landlord made its determination of that amount. Upon receipt of that notice, Tenant shall pay the Annual Rent stated in that notice in the manner set out in Article 4.01.

      24.03 Disagreement on Market Rent

            (a) If Tenant does not agree with the Landlord's determination of Market Rent, Tenant shall nevertheless pay to Landlord the amount set out in the notice Landlord gives under Article
                  21.02 and Tenant shall give notice to Landlord of that disagreement within ten (10) days of receipt of that notice from Landlord.

            (b) If Tenant gives Landlord notice of disagreement, Landlord shall immediately refer the matter to an individual (the "Expert") selected by Landlord, subject to approval by Tenant, such approval not to be unreasonably withheld, who shall be deemed to be acting as an expert and not as an arbitrator. The Expert shall make a determination of Market Rent as expeditiously as possible.

            (c) If the Market Rent as determined by the Expert is greater than the Tenant has paid in accordance with the notice given under
                  Article 21.02, Tenant shall immediately pay to Landlord the difference and shall after that make the payments of Annual Rent as determined by the Expert. If the Market Rate as determined by the Expert is less than Tenant has paid in accordance with the notice given under Article 21.02, Landlord shall immediately pay to Tenant the difference and Tenant shall after that make the payments of Annual Rent as determined by the Expert.

            (d) If the Market Rent as determine by the Expert is less than 95% of the amount set out in the notice under Article 21.02, Landlord shall bear the costs and reasonable expenses of the Expert. If the Market Rent as determined by the Expert is 95% or more of the amount set out in the notice under Article 21.02, Tenant shall bear the costs and reasonable expenses of the Expert.

4.    The following is added as Article 25.00:

      Article 25.00 RIGHT OF FIRST OFFER

      25.01 Provided there has been no default by Tenant, Tenant shall have the continual "Right of First Offer" to lease the space ("Offered Space") containing approximately 524 square feet, more or less, on the fourth floor of the Peavey Building, shown crosshatched on Exhibit A, upon the terms and conditions set out in this Article 25.00, if:

            (a) Tenant is not in default under this Lease at the time such option is exercised and at the time such option is to commence; and

            (b) If Landlord intends to offer for lease the "Offer Space" to another party including an existing tenant, Landlord will give Tenant written notification of its intent; and

            (c) Tenant delivers their response to Landlord not later than seven (7) business days following receipt of notification by Landlord of their intent to lease said "Offer Space"; and

            (d) Tenant shall have not less than twenty-four months remaining on the term of its Lease. If Tenant fails to exercise its right to lease the Offer Space, Tenant shall have no further right to lease the Offer Space under this Article 25.01 until the Offer Space has been leased and again becomes available to Landlord for releasing or until two (2) months have passed if the Offer Space remains unleased, provided Landlord shall not then be negotiating, in good faith, a lease of such space.

      25.02 Terms A lease of space under this Article 25.00 shall contain the following:

            (a)   Annual Rent shall be equal to Market Rent as set out in
                  Article 24.00 as of the commencement of the Offered Space; and

            (b) Occupancy Costs shall be determined in accordance with this Lease; and

            (c) Commencement Date for the lease of Offered Space shall be thirty (30) days after the date Tenant notifies Landlord of their intent to lease the Offered Space; and

            (d)   Term shall end on the expiration of this Lease; and

            (e)   The Offer Space shall be taken in "as is" condition; and

            (f) The other terms and conditions shall be as set out in this Lease.

      25.03 Documentation Within fifteen (15) days of receipt from Landlord, Tenant shall execute and deliver to Landlord those instruments Landlord may request to evidence any lease of space under this
            Article 25.00.

      25.04 Non-Severability The rights of Tenant under this Article 25.00 shall not be severed from this Lease or separately sold, assigned, or otherwise transferred, and shall expire on the expiration or earlier termination of this Lease.

5.    The following is added as Article 26.00:

      Article 26.00 PARKING

      26.01 Parking During the Term, Landlord will make available to Tenant, at Tenant's expense, one parking space in the Parking Facilities. The parking space will be for the sole use of Tenant. The parking agreement shall be on Landlord's standard parking agreement and at the monthly market rental rate from time to time in effect. Landlord will use reasonable efforts to accommodate Tenant's parking on level 11 of the Parking Facility.

                           Building Standard Materials               Exhibit D-2

                                Peavey Building

In order to simplify the design process and to maintain a consistency in the quality of the tenant finishes, the Baker Center has assembled "building standard materials" that are recommended for use in interior construction. These items include:

1.    Acoustical Ceiling System

      a.    Grid system - 2 x 2 suspended white metal grid - laser leveled.
      b.    Ceiling tiles - 2 x 2 recessed revealed edge textone tile
      c.    Ceiling height - 8'0" clear

2.    Light Fixtures

      2' x 4' - 3 tube, T-8 light fixture, 18 cube parabolic fixture with 4" depth. Landlord shall supply sufficient fixtures so as to allow a maintained maximum at desktop of 70-75 footcandles.

3.    Window Blinds

      1" blind

4.    Carpet

      Type 1 - 32 oz. cut pile
      Type 2 - 22 oz. level loop
      Base - 2 1/2" vinyl

5.    Wallcover

      Complete selection of 12-15 oz. type 1 in stock vinyl wallcover

6.    Wall Construction

      2 1/2" metal studs with 5/8" sheetrock - both sides. Sheetrock taped and sanded to accept paint or wall covering. 1 1/2" sound intimation insulation in demising walls.

7.    Tenant Entrances

      a. Doors - 3'0" x 8'0" solid core oak doors stained "Medium Oak" mounted on hollow metal frames.

      b. Sidelights - 18" x 8'0" sidelight with 1/4" wire glass mounted in hollow metal frame.

      c.    Hardware - mortise lock -Entrance Sets Satin Chrome
                                    -Latch Sets Satin Chrome

8.    Interior Doors

      3'0" x 8'0" solid core oak doors - stain "Medium Oak". Slim Line Timely frames, painted to match tenants decorum.

9.    Sprinklers

      Concelor sprinkler heads up to a maximum of 1 per 136 usf and all associated piping.

                                  EXHIBIT D1-B

                          DOOR AND WALL FINISH SCHEDULE

                              [FLOOR PLAN OMITTED]